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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the BabyCenter, Inc. 1997 Stock Plan of eToys Inc. of our report dated May 3, 1999, with respect to the financial statements of eToys Inc. included in its Registration Statement on Form S-1 (File No. 333-72469) as amended, filed with the Securities and Exchange Commission.

                                                              Ernst & Young LLP

Los Angeles, California
June 30, 1999